Exhibit 99.1

CytRx Corporation Files Preliminary Proxy Statement for Upcoming Special Meeting

Company Seeks to Avoid Delisting from NASDAQ

LOS ANGELES, Aug 21, 2017 /PRNewswire/ -- CytRx Corporation (NASDAQ: CYTR) ("CytRx or "the Company"), a biopharmaceutical research and development company specializing in oncology, announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") in connection with a planned special meeting of stockholders to authorize the Board of Directors to effect a reverse stock split of the Company's common stock, if deemed necessary.  A reverse stock split may enable the Company to regain compliance with NASDAQ's $1.00 minimum bid price requirement and maintain its listing on the NASDAQ Capital Market.

CytRx's intent is to continue to be listed on the NASDAQ Capital Market.  In addition to sustaining a NASDAQ listing, the Company believes a higher share price resulting from a reverse stock split will help enlarge the shareholder base by expanding its appeal to institutional investors and as a result enhance long-term stockholder value.

As described in the preliminary proxy materials, a special meeting of CytRx stockholders will be held to consider the reverse stock split proposal.  The date of the special meeting will be announced in a definitive proxy statement to be mailed to stockholders and filed with the SEC.  Stockholders are urged to read the definitive proxy statement when it becomes available, because it will contain important information about CytRx and the proposed split.  Definitive proxy materials for the special meeting are expected to be mailed the week of September 5, 2017.

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN ITS ENTIRETY THE PRELIMINARY PROXY STATEMENT FILED WITH THE SEC, AND, WHEN THEY BECOME AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed reverse stock split. Stockholders may obtain free copies of the Company's preliminary proxy statement and its other SEC filings electronically by accessing the SEC's home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to CytRx Corporation, Attn: Corporate Secretary, 11726 San Vicente Blvd., Suite 650, Los Angeles, CA 90049.

Participation in Solicitation

This press release may constitute soliciting material under SEC Rule 14a-12, and CytRx and its directors, executive officers, and advisors may be deemed to be participants in the solicitation of proxies from the holders of CytRx common stock in respect of the proposed reverse stock split.

Investors may obtain additional information regarding the interest of those participants by reading the Company's preliminary proxy statement and, when they become available, the Company's definitive proxy statement and other relevant proxy materials, and the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q, as filed with the SEC.

About CytRx Corporation

CytRx Corporation is a biopharmaceutical company specializing in research and clinical development of novel anti-cancer drug candidates that employ linker technologies to enhance the accumulation and release of drug at the tumor.  Aldoxorubicin, CytRx's most advanced drug conjugate, is an improved version of the widely used chemotherapeutic agent doxorubicin and has been out-licensed to NantCell, Inc.  CytRx is also rapidly expanding its pipeline of ultra-high potency oncology candidates at its laboratory facilities in Freiburg, Germany, through its LADR™ (Linker Activated Drug Release) technology platform, a discovery engine designed to leverage CytRx's expertise in albumin biology and linker technology for the development of a new class of potential breakthrough anti-cancer therapies.

Forward Looking Statements

This press release contains forward-looking statements. Such statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks and uncertainties relating to: plans for regaining compliance with the NASDAQ rules and higher share price of our common stock; the ability of NantCell, Inc., to obtain regulatory approval for its products that use aldoxorubicin; the ability of NantCell Inc. to manufacture and commercialize products or therapies that use aldoxorubicin; the amount, if any, of future milestone and royalty payments that we may receive from NantCell; our ability to develop new ultra-high potency drug candidates based on our LADR™ technology platform; and other risks and uncertainties described in the most recent annual and quarterly reports filed by CytRx with the Securities and Exchange Commission and current reports filed since the date of CytRx's most recent annual report. All forward-looking statements are based upon information available to CytRx on the date the statements are first published. CytRx undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Media Contact:
Argot Partners
Eliza Schleifstein
(973) 361-1546
eliza@argotpartners.com

Investor Relations Contact:
Argot Partners
Michelle Carroll
(212) 600-1902
michelle@argotpartners.com